UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22698

KraneShares Trust

(Exact name of registrant as specified in charter)

280 Park Avenue, 32nd Floor

New York, New York 10017

(Address of principal executive offices) (Zip code)

Jonathan Krane

KraneShares Trust

280 Park Avenue, 32nd Floor

New York, New York 10017

(Name and address of agent for service)

Copy to:

Stacy L. Fuller

K&L Gates LLP

1601 K Street NW

Washington, DC 20006-1600

Registrant’s telephone number, including area code: (212) 933-0393

Date of fiscal year end: March 31, 2023

Date of reporting period: March 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act, as amended (the “Act”) [17 CFR § 270.30e-1], is attached hereto.

(b)	Not applicable to the Registrant.

Annual Report KFA Value Line® Dynamic Core Equity Index ETF KFA Mount Lucas Managed Futures Index Strategy ETF March 31, 2023

The Funds file their complete schedules of Fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that KraneShares Trust uses to determine how to vote proxies relating to Fund securities, as well as information relating to how the Funds voted proxies relating to Fund securities during the most recent 12-month year ended June 30, are available (i) without charge, upon request, by calling 855-857-2638; and (ii) on the Commission’s website at http://www.sec.gov.

Fund shares may only be purchased or redeemed from a Fund in Creation Unit aggregations. Investors who cannot transact in Creation Units of a Fund’s shares must buy or sell Fund shares in the secondary market at their market price, which may be at a premium or discount to a Fund’s net asset value, with the assistance of a broker. In doing so, the investor may incur brokerage commissions and may pay more than net asset value when buying Fund shares and receive less than net asset value when selling Fund shares.

Shareholder Letter (Unaudited)

Dear Shareholders:

We are pleased to provide you with the Annual Report for the KFA series of the KraneShares Trust exchange-traded funds (ETFs), the KFA Value Line® Dynamic Core Equity Index ETF (KVLE) and KFA Mount Lucas Managed Futures Index Strategy ETF (KMLM), for the 12-month period ended March 31, 2023 (Period). Despite recent market volatility, we are encouraged by the long-term prospects for our differentiated, high-conviction investment strategies. Thank you for investing with us.

For the Period, the ETFs delivered the following returns*:

Fund	Fund Return*	Underlying Index Return**		Morningstar Peer Group Median Return
KFA Value Line® Dynamic Core Equity Index ETF (KVLE)	0.19%	-0.13	%(a)	-5.10	%(1)
KFA Mount Lucas Managed Futures Index Strategy ETF (KMLM)	6.21%	9.66	%(b)	-0.28	%(2)

*	Returns based on change in net asset value as of March 31, 2023.
**	Return as of March 31, 2023.
(a)	The 3D/L Value Line® Dynamic Core Equity Index.
(b)	The KFA MLM Index.

Morningstar Peer Group Information

	Morningstar Peer Group Median	Morningstar Peer Group Name	Morningstar Peer Group Description
(1)	-5.10%	U.S. ETF Large Value

The Morningstar Fund Large Value Category portfolios primarily consist of large U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large-cap. Value is based on low valuations (low price ratios and high dividend yields) and slow growth (low growth rates for earnings, sales, book value, and cash flow).

(2)	-0.28%	U.S. ETF Systematic Trend

The Morningstar Fund Systematic Trend Category portfolios primarily consist of liquid global futures, options, swaps, and foreign exchange contracts, both listed and over-the-counter. A majority of these funds follow trend-following, price-momentum strategies. Other strategies included in this category are systematic mean reversion, discretionary global macro strategies, commodity index tracking, and other futures strategies. More than 60% of the fund’s exposure is invested through derivative securities. These funds obtain exposure primarily through derivatives; the holdings are largely cash instruments.

Shareholder Letter (Unaudited) (concluded)

We believe that investing in diversifying stock, bond, and managed futures strategies is an important way to help manage portfolio risk.

Jonathan Krane, CEO

March 31, 2023

Management Discussion of Fund Performance (Unaudited)

KFA Value Line® Dynamic Core Equity Index ETF

KFA Value Line® Dynamic Core Equity Index ETF (the Fund) seeks to provide investment results that correspond generally to the price and yield performance of the 3D/L Value Line® Dynamic Core Equity Index (the Underlying Index).

The Underlying Index introduces a market adaptive approach to investing in U.S. large cap companies. The strategy seeks to capture quality U.S. companies based on a three-factor process that selects stocks with high dividend yields and are the highest rated among Value Line®’s Safety™ and Timeliness™ Ranking Systems. Careful quantitative modelling, which incorporates a unique set of risk management tools, adjusts the beta of the overall portfolio based on the market environment. The Underlying Index is rebalanced monthly.

U.S. Large Cap Dividend Review

During a year in which high-quality investing performed well, the Fund stood out with its strategy that is focused on investing in high-quality companies subject to risk mitigation. While the S&P 500 and U.S. equities in general were down for the Period, the Fund had comparatively better returns and higher dividend yields.

By the end of the Period, the Fund maintained its defensive orientation with regard to market beta and sector/security positioning, overweighting Utilities, Consumer Staples, and Real Estate, while underweighting Technology, Consumer Discretionary, Health Care, Energy, and Communication Services. These defensive sector weightings were largely responsible for the Fund’s outperformance over the Period.

We see two potential positive catalysts for the U.S. dividend-paying equity market and the Fund in the year to come:

●	A continued preference for high-quality, dividend-paying equities amid rising interest rates may lead to another strong relative performance year U.S. dividend-paying equities.

●	A recession in the U.S., which the markets are watching for due to rising rates, may cause defensive stocks and sectors to outperform, which we would expect to benefit the Fund given its relatively defensive positioning.

For the Period, the NAV of the Fund increased by 0.19% while the Underlying Index decreased by -0.13%. The tracking outperformance is mainly due to the monthly rebalance process.

Management Discussion of Fund Performance (Unaudited) (continued)

KFA Value Line® Dynamic Core Equity Index ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2023*

	One Year Return			Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^
KFA Value Line® Dynamic Core Equity Index ETF	0.19%	0.07	%‡	11.91	%‡	11.93	%‡
3D/L Value Line® Dynamic Core Equity Index	N/A	-0.13	%‡	N/A		11.62	%‡
S&P 500 Index	N/A	-7.73	%‡	N/A		7.73	%‡

*	The Fund commenced operations on November 23, 2020.
‡	Unaudited.
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call (855-857-2638) or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.55%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KFA Mount Lucas Managed Futures Index Strategy ETF

The KFA Mount Lucas Managed Futures Index Strategy ETF (the Fund) seeks to provide investment results that, before fees and expenses, correspond generally to the price performance of the KFA MLM Index (Underlying Index).

The Underlying Index consists of a portfolio of 22 liquid futures contracts traded on U.S. and foreign exchanges. The Underlying Index includes futures contracts on 11 commodities, six currencies, and five global bond markets. These three asset classes – commodities, currencies and bonds -- are weighted by their relative historical volatility, and within each asset class, the constituent markets, such as metals (among commodities), the Euro (among currencies), and sovereign debt (among bonds), are equal dollar weighted.

Managed Futures Review

Strategies that invest strategically in futures contracts (Managed Futures) generally had strong performance during the Period. The Fund exhibited positive returns against the backdrop of volatile global equity and bond markets. The reporting period was dominated by the war in Ukraine and rising global interest rates affecting various markets. While the first quarter of 2022 saw an inflationary environment felt in the grain and energy markets, the second quarter (i.e., the beginning of the Period) saw a shift to inflation being more acutely felt in bond markets. In the third quarter of 2022, commodity prices declined as interest rate increases pushed the prospect of recession to the forefront. Finally, in the fourth quarter of 2022, Managed Futures trends reversed, driven by events such as Liz Truss’ short stint as British Prime Minister and failed attempt to lower taxes, resulting in a mini fiscal crisis and her resignation.

In the first quarter of 2023, the regional bank crisis dominated the news and markets, posing challenges for Managed Futures strategies like the Fund due to the spike in volatility in equity and bond markets. The Underlying Index and Fund had allocations to short global bond positions, long positions in the U.S. dollar, and mixed commodity holdings, when recent market movements impacted the bond markets, but had a largely immaterial effect on the U.S. dollar and commodity positions. Despite the increase in bond prices experienced in the first quarter the Fund remains short bonds across the U.S., U.K., and Germany, with Canadian and Japanese Government bonds moving into small, long positions. Overall, Managed Futures and the Fund had a strong showing in 2022 and continued to navigate challenging markets into 2023.

We see two potential positive catalysts for the Managed Futures in the year to come:

●	Interest Rate Volatility: We believe that interest rates are likely to remain a major driver of market movements in 2023. Any significant shifts in monetary policy or unexpected inflationary pressures may create opportunities for trend-following Managed Futures strategies.

●	Geopolitical Risk: Ongoing conflicts or tensions in various regions, such as Ukraine, could impact commodity prices and create potential opportunities for Managed Futures Strategies such as the Fund to profit from uncorrelated returns.

For the Period, the NAV of the Fund increased by 6.21%, while the Underlying Index increased by 9.66%.

At the end of the reporting period, the Fund’s largest exposure in each of its three respective asset classes (commodities, currencies and bonds) were, respectively, sugar (long) the Canadian dollar (short), and the U.K. Gilt Future (short). These allocations reflect the current assessment of these markets based on the systematic trend following in which the KFA MLM Index engages.

Management Discussion of Fund Performance (Unaudited) (concluded)

KFA Mount Lucas Managed Futures Index Strategy ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2023*

	One Year Return			Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^
KFA Mount Lucas Managed Futures Index Strategy ETF	6.21%	5.56	%‡	16.62	%‡	16.41	%‡
KFA MLM Index	N/A	9.66	%‡	N/A		19.95	%‡

*	The Fund commenced operations on December 1, 2020.
‡	Unaudited.
^	Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call (855-857-2638) or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.92%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Schedule of Investments March 31, 2023

KFA Value Line® Dynamic Core Equity Index ETF

	Shares	Value
COMMON STOCK — 100.1%‡
UNITED STATES — 100.1%
Communication Services — 7.2%
Alphabet, Cl C*	9,507	$988,728
Comcast, Cl A	16,567	628,055
Verizon Communications	15,994	622,006
		2,238,789
Consumer Discretionary — 4.1%
Home Depot	2,476	730,717
Starbucks	5,467	569,279
		1,299,996
Consumer Staples — 4.9%
Cal-Maine Foods	4,687	285,392
Coca-Cola	10,971	680,531
Conagra Brands	7,347	275,953
Kimberly-Clark	2,122	284,815
		1,526,691
Financials — 17.1%
Bank of New York Mellon	9,983	453,628
Berkshire Hathaway, Cl B*	3,045	940,205
BlackRock, Cl A	836	559,384
Eversource Energy	6,396	500,551
Fidelity National Information Services	2,209	120,015
Goldman Sachs Group	1,663	543,984
JPMorgan Chase	6,102	795,151
Markel*	180	229,934
Mastercard, Cl A	2,054	746,444
US Bancorp	12,229	440,855
		5,330,151
Health Care — 10.0%
AbbVie	3,509	559,229

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KFA Value Line® Dynamic Core Equity Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Health Care (continued)
Amgen	2,427	$586,727
Bristol-Myers Squibb	8,695	602,651
Gilead Sciences	3,940	326,902
Merck	3,498	372,152
Pfizer	16,297	664,918
		3,112,579
Industrials — 9.7%
3M	4,751	499,378
Emerson Electric	5,911	515,084
Franklin Electric	4,860	457,326
PACCAR	6,557	479,972
United Parcel Service, Cl B	3,091	599,623
Watsco	1,505	478,831
		3,030,214
Information Technology — 24.9%
Amphenol, Cl A	6,316	516,143
Analog Devices	2,894	570,755
Apple	16,170	2,666,433
Cisco Systems	12,789	668,545
Intel	9,044	295,467
Microsoft	8,425	2,428,928
Texas Instruments	3,380	628,714
		7,774,985
Materials — 1.8%
Air Products and Chemicals	1,770	508,362
Packaging Corp of America	335	46,508
		554,870
Real Estate — 0.4%
Public Storage†	241	72,816
Realty Income†	719	45,527
		118,343
Utilities — 20.0%
ALLETE	7,343	472,669
American Electric Power	5,544	504,449
Avangrid	5,576	222,371
Avista	5,930	251,728
Consolidated Edison	2,794	267,302
Entergy	4,558	491,079
Evergy	4,058	248,025
NorthWestern	7,249	419,427
OGE Energy	12,870	484,684
Pinnacle West Capital	3,195	253,172
Portland General Electric	5,172	252,859
Public Service Enterprise Group	8,298	518,210

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2023

KFA Value Line® Dynamic Core Equity Index ETF (concluded)

	Shares	Value
COMMON STOCK (continued)
Utilities (continued)
Southern	4,328	$301,142
Spire	3,161	221,713
UGI	12,624	438,810
WEC Energy Group	3,942	373,662
Xcel Energy	7,538	508,363
		6,229,665
TOTAL UNITED STATES		31,216,283

TOTAL COMMON STOCK (Cost $30,317,672)		31,216,283

TOTAL INVESTMENTS — 100.1% (Cost $30,317,672)		31,216,283
OTHER ASSETS LESS LIABILITIES – (0.1)%		(41,987)
NET ASSETS - 100%		$31,174,296

‡	Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.
*	Non-income producing security.
†	Real Estate Investment Trust

As of March 31, 2023, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Consolidated Schedule of Investments March 31, 2023

KFA Mount Lucas Managed Futures Index Strategy ETF

	Face Amount	Value
U.S. TREASURY OBLIGATIONS — 65.7%
U.S. Treasury Bills
4.696%, 06/06/2023(A)	$35,000,000	$34,717,574
4.514%, 10/05/2023(A)	40,000,000	39,049,820
4.374%, 04/27/2023(A)	35,000,000	34,893,133
4.290%, 08/10/2023(A)	40,000,000	39,330,992
3.568%, 04/13/2023(A)	35,000,000	34,956,371
TOTAL U.S. TREASURY OBLIGATIONS (Cost $183,049,760)		182,947,890

TOTAL INVESTMENTS — 65.7% (Cost $183,049,760)		182,947,890
OTHER ASSETS LESS LIABILITIES – 34.3%		95,325,708
NET ASSETS - 100%		$278,273,598

A list of the open futures contracts held by the Fund at March 31, 2023, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
British Pound	86	Jun-2023	$6,651,910	$6,640,813	$(11,097)
Canadian 10-Year Bond	267	Jun-2023	24,808,528	24,923,951	60,967
Copper^	133	Jul-2023	13,396,557	13,640,812	244,255
Euro	277	Jun-2023	36,836,892	37,753,369	916,477
Gold^	64	Jun-2023	12,739,040	12,711,680	(27,360)
Japanese 10-Year Bond	22	Jun-2023	24,641,836	24,542,572	(45,213)
Live Cattle^	296	Jun-2023	18,763,941	19,195,600	431,659
Soybean^	160	May-2023	12,127,555	12,044,000	(83,555)
Sugar No. 11^	849	Apr-2023	19,347,550	21,157,080	1,809,530
Swiss Franc	242	Jun-2023	32,828,887	33,367,262	538,375
			202,142,696	205,977,139	3,834,038
Short Contracts
AUD/USD Currency	(673)	Jun-2023	$(44,644,252)	$(45,097,723)	$(453,471)
CAD Currency	(619)	Jun-2023	(44,875,491)	(45,799,810)	(924,319)
Corn^	(606)	May-2023	(19,088,560)	(20,013,150)	(924,590)
Euro-Bund	(512)	Jun-2023	(71,534,349)	(75,427,382)	(2,358,244)
Gasoline^	(158)	May-2023	(17,135,257)	(17,439,408)	(304,151)
Japanese Yen	(162)	Jun-2023	(15,108,308)	(15,435,562)	(327,254)
Long Gilt 10-Year Bond	(594)	Jun-2023	(71,680,813)	(75,730,164)	(1,697,956)
Natural Gas^	(629)	May-2023	(17,261,033)	(15,504,850)	1,756,183
NY Harbor ULSD^	(168)	May-2023	(19,055,325)	(18,112,752)	942,573

The accompanying notes are an integral part of the financial statements.

Consolidated Schedule of Investments March 31, 2023

KFA Mount Lucas Managed Futures Index Strategy ETF (concluded)

Type of Contract	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
U.S. 10-Year Treasury
Note	(639)	Jun-2023	$(71,714,614)	$(73,435,078)	$(1,720,464)
Wheat^	(541)	May-2023	(20,095,260)	(18,725,363)	1,369,897
WTI Crude Oil^	(247)	May-2023	(19,420,439)	(18,722,600)	697,839
			(431,613,701)	(439,443,842)	(3,943,957)
			$(229,471,005)	$(233,466,703)	$(109,919)

^	Security is held by the KFA MLM Index Subsidiary, Ltd. as of March 31, 2023.
(A)	Interest rate represents the security’s effective yield at the time of purchase.

The following summarizes the market value of the Fund’s investments and other financial instruments used as of March 31, 2023, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$182,947,890	$—	$182,947,890
Total Investments in Securities	$—	$182,947,890	$—	$182,947,890

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$8,767,755	$—	$—	$8,767,755
Unrealized Depreciation	(8,877,674)	—	—	(8,877,674)
Total Other Financial Instruments	$(109,919)	$—	$—	$(109,919)

*	Futures Contracts are valued at the unrealized appreciation/(depreciation) on the instrument.

Amounts designated as “—” are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments/Consolidated Schedule of Investments March 31, 2023

Glossary (abbreviations which may be used in preceding Schedule of Investments):

Fund Abbreviations

AUD — Australian Dollar

CAD — Canadian Dollar

Cl — Class

USD — U.S. Dollar

Statement of Assets and Liabilities

March 31, 2023

KFA Value Line® Dynamic Core Equity Index ETF
Assets:
Investments at Value	$31,216,283
Cash and Cash Equivalents	16,852
Dividend and Interest Receivable	43,613
Total Assets	31,276,748

Liabilities:
Payable for Income Distributions	88,147
Payable for Management Fees	14,086
Payable for Trustees’ Fee	219
Total Liabilities	102,452
Net Assets	$31,174,296

Net Assets Consist of:
Paid-in Capital	$30,537,016
Total Distributable Earnings	637,280
Net Assets	$31,174,296
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	1,400,002
Net Asset Value, Offering and Redemption Price Per Share	$22.27
Cost of Investments	$30,317,672

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Consolidated Statement of Assets and Liabilities

March 31, 2023

KFA Mount Lucas Managed Futures Index Strategy ETF
Assets:
Investments at Value	$182,947,890
Cash Collateral on Futures Contracts	69,866,194
Cash and Cash Equivalents	30,776,335
Variation Margin Receivable on Future Contracts	354,046
Total Assets	283,944,465

Liabilities:
Variation Margin Payable on Future Contracts	5,459,648
Payable for Management Fees	208,924
Payable for Trustees’ Fee	2,295
Total Liabilities	5,670,867
Net Assets	$278,273,598

Net Assets Consist of:
Paid-in Capital	$326,055,703
Total Distributable Loss	(47,782,105)
Net Assets	$278,273,598
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	9,400,002
Net Asset Value, Offering and Redemption Price Per Share	$29.60
Cost of Investments	$183,049,760

The accompanying notes are an integral part of the financial statements.

Statement of Operations

For the Year Ended March 31, 2023

KFA Value Line® Dynamic Core Equity Index ETF
Investment Income:
Dividend Income	$890,946
Interest Income	985
Total Investment Income	891,931

Expenses:
Management Fees†	158,971
Trustees’ Fees	1,313
Insurance Expense	331
Total Expenses	160,615
Net Investment Income	731,316

Net Realized Gain (Loss) on:
Investments	383,895
Net Realized Gain	383,895

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(1,007,494)
Net Change in Unrealized Appreciation (Depreciation)	(1,007,494)
Net Realized and Unrealized Loss	(623,599)
Net Increase in Net Assets Resulting from Operations	$107,717

†	See Note 4 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Consolidated Statement of Operations

For the Year Ended March 31, 2023

KFA Mount Lucas Managed Futures Index Strategy ETF
Investment Income:
Dividend Income	$641,328
Interest Income	4,570,473
Total Investment Income	5,211,801

Expenses:
Management Fees†	1,854,112
Trustees’ Fees	10,661
Insurance Expense	409
Total Expenses	1,865,182
Net Investment Income	3,346,619

Net Realized Gain (Loss) on:
Investments	(3,432,926)
Futures Contracts	(16,884,751)
Foreign Currency Translations	(48,547)
Net Realized Loss	(20,366,224)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	777,649
Futures Contracts	(4,643,616)
Foreign Currency Translations	6,036
Net Change in Unrealized Appreciation (Depreciation)	(3,859,931)
Net Realized and Unrealized Loss	(24,226,155)
Net Decrease in Net Assets Resulting from Operations	$(20,879,536)

†	See Note 4 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	KFA Value Line® Dynamic Core Equity Index ETF
	Year Ended March 31, 2023	Year Ended March 31, 2022
Operations:
Net Investment Income	$731,316	$620,262
Net Realized Gain	383,895	3,433,428
Net Change in Unrealized Appreciation (Depreciation)	(1,007,494)	(498,480)
Net Increase in Net Assets Resulting from Operations	107,717	3,555,210
Distributions	(1,725,465)	(3,026,746)

Capital Share Transactions:(1)
Issued	6,757,879	8,300,591
Redeemed	(4,549,112)	(3,560,430)
Increase in Net Assets from Capital Share Transactions	2,208,767	4,740,161
Total Increase in Net Assets	591,019	5,268,625

Net Assets:
Beginning of Year	30,583,277	25,314,652
End of Year	$31,174,296	$30,583,277

Share Transactions:
Issued	300,000	350,000
Redeemed	(200,000)	(150,000)
Net Increase in Shares Outstanding from Share Transactions	100,000	200,000

(1)	Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Consolidated Statements of Changes in Net Assets

	KFA Mount Lucas Managed Futures Index Strategy ETF
	Year Ended March 31, 2023	Year Ended March 31, 2022
Operations:
Net Investment Income (Loss)	$3,346,619	$(205,074)
Net Realized Gain (Loss)	(20,366,224)	4,233,807
Net Change in Unrealized Appreciation (Depreciation)	(3,859,931)	3,484,807
Net Increase (Decrease) in Net Assets Resulting from Operations	(20,879,536)	7,513,540
Distributions	(34,522,275)	(2,205,751)

Capital Share Transactions:(1)
Issued	368,619,905	11,465,716
Redeemed	(80,641,284)	—
Increase in Net Assets from Capital Share Transactions	287,978,621	11,465,716
Total Increase in Net Assets	232,576,810	16,773,505

Net Assets:
Beginning of Year	45,696,788	28,923,283
End of Year	$278,273,598	$45,696,788

Share Transactions:
Issued	10,450,000	400,000
Redeemed	(2,500,000)	—
Net Increase in Shares Outstanding from Share Transactions	7,950,000	400,000

(1)	Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Financial Highlights/Consolidated Financial Highlights

Selected Per Share Data & Ratios

For the Years/Periods Ended March 31

For a Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income (Loss) ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Return of Capital ($)
KFA Value Line® Dynamic Core Equity Index ETF(1)
2023	23.53	0.56	(0.59)	(0.03)	(0.55)	(0.68)	—
2022	23.01	0.48	2.45	2.93	(0.58)	(1.83)	—
2021	20.00	0.20	2.88	3.08	(0.07)	—	—
KFA Mount Lucas Managed Futures Index Strategy ETF(2)
2023	31.51	0.54	1.59	2.13	(1.56)	(2.48)	—
2022	27.55	(0.18)	5.98	5.80	(1.77)	(0.07)	—
2021	25.00	(0.06)	2.61	2.55	—	—	—

*	Per share data calculated using average shares method.
**	Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Excludes effects of standard creation and redemption transaction fees associated with creation units.
†	Annualized.
††	Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.
(1)	Commenced operations on November 23, 2020.
(2)	Commenced operations on December 1, 2020.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Expenses to Average Net Assets (Excluding Waivers, as applicable) (%)	Ratio of Net Investment Income (Loss) to Average Net Assets (%)	Portfolio Turnover (%)

(1.23)	22.27	0.19	31,174	0.56	0.56	2.53	155
(2.41)	23.53	12.62	30,583	0.55	0.55	1.99	164
(0.07)	23.01	15.46	25,315	0.55†	0.55†	2.68†	55††

(4.04)	29.60	6.21	278,274	0.90	0.90	1.61	251
(1.84)	31.51	22.21	45,697	0.89	0.89	(0.63)	15
—	27.55	10.20	28,923	0.89†	0.89†	(0.63)†	—††

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements/Notes to Consolidated Financial Statements

1. ORGANIZATION

KraneShares Trust (the “Trust”) is a Delaware Statutory Trust formed on February 3, 2012. The Trust is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of March 31, 2023, the Trust had thirty-one operational series. The financial statements herein and the related notes pertain to the following 2 series: KFA Value Line® Dynamic Core Equity Index ETF and KFA Mount Lucas Managed Futures Index Strategy ETF (each, a “Fund” and collectively, the “Funds”). Each of the Funds is a non-diversified Fund, as defined under Section 5(b)(1) of the Investment Company Act. Krane Funds Advisors, LLC (“Krane” or the “Adviser”), a Delaware limited liability company, serves as the investment adviser for the Funds and is subject to the supervision of the Board of Trustees (the “Board”). The Adviser is responsible for managing the investment activities of the Funds, the Funds’ business affairs and other administrative matters. The Adviser may use sub-advisers (each, a “Sub-Adviser” or collectively, the “Sub-Advisers”) to perform the day-to-day management of the Funds.

Effective November 11, 2022, the name of the KFA Mount Lucas Index Strategy ETF was changed to KFA Mount Lucas Managed Futures Index Strategy ETF.

China International Capital Corporation (USA) Holdings Inc., a wholly-owned, indirect subsidiary of China International Capital Corporation Limited owns a majority stake in Krane. As of March 31, 2023, Central Huijin Investment Limited, a mainland Chinese-domiciled entity, and HKSCC Nominees Limited, held approximately 40.1% and 39.4%, respectively, of the shares of China International Capital Corporation Limited. Central Huijin Investment Limited is a wholly-owned subsidiary of China Investment Corporation, which is a mainland Chinese sovereign wealth fund. KFA One Holdings, LLC, located at 280 Park Avenue 32nd Floor, New York, New York, 10017, holds the remaining equity interests in Krane and Jonathan Krane, through his equity interests in KFA One Holdings, LLC, beneficially owns more than 10% of the equity interests in Krane.

The KFA MLM Index Subsidiary, Ltd. is a wholly-owned subsidiary of the KFA Mount Lucas Managed Futures Index Strategy ETF (the “Subsidiary”). The Subsidiary is organized under the laws of the Cayman Islands as an exempt limited company. Information regarding the KFA Mount Lucas Managed Futures Index Strategy ETF and its subsidiary has been consolidated in the Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets and Consolidated Financial Highlights.

Shares of the Funds are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”) (the “Exchange”). Market prices for Fund shares (“Shares”) may be different from their net asset value (“NAV”). The Funds issue and redeem Shares on a continuous basis at NAV only in large blocks of Shares, typically 50,000 Shares or multiples thereof, called “Creation Units”. This does not mean, however, that individual investors will be able to redeem and purchase Shares directly with the series of the Trust. Only Authorized Participants can redeem and purchase Creation Units of Shares directly. Each Fund will issue and redeem Shares for a basket of securities and/or a balancing cash amount. Individual shares trade in the secondary market at market prices that change throughout the day.

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

The investment objective of each Fund is to seek to provide a total return that (before fees and expenses) tracks the performance of its respective index listed below (each, an “Underlying Index”):

KraneShares Funds	Index
KFA Value Line® Dynamic Core Equity Index ETF	3D/L Value Line® Dynamic Core Equity Index
KFA Mount Lucas Managed Futures Index Strategy ETF	KFA MLM Index

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and could have a material impact to the Funds.

SECURITY VALUATION — The NAV per share of each Fund is computed by dividing the value of the net assets of a Fund (i.e., the value of its total assets less total liabilities and withholdings) by the total number of shares of a Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per share for each Fund normally is calculated by the Administrator (as defined below) and determined as of the regularly scheduled close of normal trading on each day that the Exchange is scheduled to be open for business (normally 4:00 p.m., Eastern Time). Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

Securities listed on a securities exchange (i.e. exchange-traded equity securities), market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued by independent pricing agents at the last reported sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at the time as of which the Fund’s NAV is calculated if a security’s exchange is normally open at that time). If there is no such reported sale, such securities are valued at the most recently reported bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain bid and ask prices from two broker-dealers who make a market in the portfolio instrument and determines the average of the two.

If available, debt securities are priced based upon valuations provided by independent third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value.

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. The exchange rates used for valuation are captured as of the close of the London Stock Exchange each day normally at 4:00 p.m. Greenwich Mean Time.

The value of a swap contract is equal to the obligation (or rights) under the swap contract, which will generally be equal to the net amounts to be paid or received under the contract based upon the relative values of the positions held by each party to the contract as determined by the applicable independent, third party pricing agent. Exchange-traded options are valued at the last reported sales price on the exchange on which they are listed. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Futures are valued at the settlement price established by the board of trade on which they are traded. Over-the-Counter (“OTC”) options are valued based upon prices determined by the applicable independent, third party pricing agent. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate and the 30-, 60-, 90- and 180-day forward rates provided by an independent pricing agent. As of and during the year ended March 31, 2023, the Funds did not hold swaps, options or foreign currency forward contracts.

Investments in open-end investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end investment companies that trade on an exchange are valued in the same manner as other exchange-traded equity securities (described above).

Securities issued by a wholly-owned subsidiary of a Fund will be valued at the subsidiary’s net asset value, which will be determined using the same pricing policies and procedures applicable to the Fund.

Investments for which market prices are not “readily available,” or are not deemed to reflect current market values, or are debt securities where no evaluated price is available from third-party pricing agents pursuant to established methodologies, are fair valued in accordance with the Adviser’s valuation policies and procedures approved by the Board. Some of the more common reasons that may necessitate that a security be valued using “fair value” pricing may include, but are not limited to: the security’s trading has been halted or suspended; the security’s primary trading market is temporarily closed; or the security has not been traded for an extended period of time.

In addition, a Fund may fair value its securities if an event that may materially affect the value of a Fund’s securities that trade outside of the United States (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector, country or region. Events that may be Significant Events may include: government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations. If Krane becomes aware of a Significant Event that has occurred with respect to a portfolio instrument or group of portfolio instruments after the closing of the exchange or market on which the portfolio instrument or portfolio instruments principally trade, but before the time at which a Fund calculates its NAV, it will notify the Administrator and may request that an ad hoc meeting of the Fair Valuation Committee be called.

With respect to trade-halted securities, the Adviser typically will fair value a trade-halted security by adjusting the security’s last market close price by the security’s sector performance, as measured by a predetermined index, unless Krane’s Fair Valuation Committee determines to make additional adjustments. Certain foreign securities exchanges have mechanisms in place that confine one

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

day’s price movement in an individual security to a pre-determined price range based on that day’s opening price (“Collared Securities”). Fair value determinations for Collared Securities will generally be capped based on any applicable pre-determined “limit down” or “limit up” prices established by the relevant foreign securities exchange. As an example, China A-Shares can only be plus or minus ten percent in one day of trading in the relevant mainland China equity market. As a result, the fair value price determination on a given day will generally be capped plus or minus ten percent.

Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could actually be realized upon the sale of the security or that another fund that uses market quotations or its own fair value procedures to price the same securities. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Underlying Index. This may adversely affect a Fund’s ability to track its Underlying Index.

Trading in securities on many foreign exchanges is normally completed before the close of business on each Business Day (a “Business Day”, as used herein, is any day on which the Exchange is open for business). In addition, securities trading in a particular country or countries may not take place on each Business Day or may take place on days that are not Business Days. Changes in valuations on certain securities may occur at times or on days on which a Fund’s NAV is not calculated and on which Fund shares do not trade and sales and redemptions of shares do not occur. As a result, the value of a Fund’s portfolio securities and the net asset value of its shares may change on days when share purchases or sales cannot occur. Fund shares are purchased or sold on a national securities exchange at market prices, which may be higher or lower than NAV. Transactions in Fund shares will be priced at NAV only if shares are purchased or redeemed directly from a Fund in Creation Units. No secondary sales will be made to brokers or dealers at a concession by the Distributor or by a Fund. Purchases and sales of shares in the secondary market, which will not involve a Fund, will be subject to customary brokerage commissions and charges.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date.

Level 2 – Other significant observable inputs (including quoted prices in non-active markets, quoted prices for similar investments, fair value of investments for which the Funds have the ability to fully redeem tranches at net asset value as of the measurement date or within the near term, and short-term investments valued at amortized cost).

Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments, broker quotes, fair value of investments for which the Funds do not have the ability to fully redeem tranches at net asset value as of the measurement date or within the near term).

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. For details of the investment classification, refer to each Fund’s Schedule of Investments.

FEDERAL INCOME TAXES — It is each Fund’s intention to qualify or continue to qualify as a regulated investment company for federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute annually all or substantially all of its taxable income and gains to shareholders. Accordingly, no provisions for federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provisions in the current period. However, management’s conclusions regarding tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of March 31, 2023, management of the Funds has reviewed all open tax years since inception and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on the trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Interest income is recognized on the accrual basis from the settlement date and includes the amortization of premiums and the accretion of discount calculated using the effective interest method.

FOREIGN CURRENCY — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS (“REITs”) — With respect to the Funds, dividend income is recorded based on the income included in distributions received from REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of these estimated amounts

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

FUTURES — The KFA Mount Lucas Managed Futures Index Strategy ETF will utilize the Subsidiary for purposes of investing in commodities futures contracts that are the same as or similar to those included in the Index. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract. As of March 31, 2023, the KFA Mount Lucas Managed Futures Index Strategy ETF had open futures contracts. Refer to the Fund’s Consolidated Schedule of Investments for details regarding open futures contracts as of March 31, 2023.

For the year ended March 31, 2023, the average monthly notional amount of futures contracts for the KFA Mount Lucas Managed Futures Index Strategy ETF was as follows:

KFA Mount Lucas Managed Futures Index Strategy ETF
Average Monthly Notional Value Long	$108,711,971
Average Monthly Notional Value Short	$470,260,511

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Funds typically distribute any net investment income quarterly. Any net realized capital gains are distributed annually. All distributions are recorded on the ex-dividend date.

CASH OVERDRAFT CHARGES — Per the terms of an agreement with Brown Brothers Harriman & Co. (“BBH”), the Funds’ Custodian, if a Fund has a cash overdraft on a given day, it will be assessed an overdraft charge of the BBH Overdraft Base Rate plus 2.00%. Cash overdraft charges are included in “Interest Expense” on the Statements of Operations.

SECURITIES LENDING — The Funds may lend securities from their portfolios to brokers, dealers and other financial institutions. In connection with such loans, a Fund remains the beneficial owner of the loaned securities and continues to receive payments in amounts approximately equal to the interest, dividends or other distributions payable on the loaned securities. A Fund also has the right to terminate a loan at any time. A Fund does not have the right to vote on securities while they are on loan. Loans of portfolio securities will not exceed 33 1/3% of the value of a Fund’s total assets (including the value of all assets received as collateral for the loan). A Fund will receive collateral in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of cash, a Fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. Krane and a sub-adviser are subject to potential conflicts of interest because the compensation paid to them increases in connection with any net income received by a Fund from a securities lending program. Each Fund pays Krane 10% of any net monthly income received from the investment of cash collateral and loan fees received from

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

borrowers in respect of each securities loan (net of any amounts paid to the custodian and/or securities lending agent or rebated to borrowers) (see Note 4). There were no securities on loan as of March 31, 2023.

CREATION UNITS — The Funds issue and redeem Shares at NAV and only in large blocks of Shares (each block of Shares for a Fund is a Creation Unit of 50,000 Shares, or multiples thereof). In its discretion, the Trust reserves the right to increase or decrease the number of each Fund’s shares that constitute a Creation Unit.

Except when aggregated in Creation Units, Shares are not redeemable securities of a Fund. Shares of a Fund may only be purchased or redeemed by certain Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the Shares directly from a Fund. Rather, most retail investors will purchase Shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees when buying or selling Shares. If a Creation Unit is purchased or redeemed for cash, a higher transaction fee may be charged.

The following table discloses Creation Unit breakdown for the year ended March 31, 2023:

KraneShares Funds	Creation Unit Shares	Standard Transaction Fee- Subscriptions	Value at March 31, 2023	Standard Transaction Fee- Redemptions	Maximum Variable Transaction Fee*
KFA Value Line® Dynamic Core Equity Index ETF	50,000	$400	$1,113,500	$400	2.00%
KFA Mount Lucas Managed Futures Index Strategy ETF	50,000	500	1,480,000	500	2.00%

*	As a percentage of the Creation Unit(s) purchased/redeemed.

The Adviser may adjust the transaction fees from time to time based on actual experience.

CASH AND CASH EQUIVALENTS — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash equivalents on the Statement of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

3. DERIVATIVES TRANSACTIONS

The following tables are KFA Mount Lucas Managed Futures Index Strategy ETF exposure by type of risk on derivatives held throughout the period.

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

The fair value of derivative instruments as of March 31, 2023, was as follows:

Consolidated Statement of Assets and Liabilities Location		Asset Derivatives	Liability Derivatives
Commodities Risk Futures contracts	Unrealized appreciation/(depreciation) on futures contracts*	$7,251,936	$(1,339,656)
Interest Rate Risk Futures contracts	Unrealized appreciation/(depreciation) on futures contracts*	60,967	(1,765,677)
Foreign Exchange Risk Futures contracts	Unrealized appreciation/(depreciation) on futures contracts*	1,454,852	(5,772,341)
		$8,767,755	$(8,877,674)

*	Unrealized appreciation (depreciation) on Futures Contracts is included in distributable earnings (loss).

The effect of derivative instruments on the Consolidated Statement of Operations for the year ended March 31, 2023, was as follows:

	Net Realized Gain/(Loss)*	Change in Unrealized Appreciation/ (Depreciation)**
Commodities Risk Futures contracts	$(7,459,331)	$(3,075,129)
Interest Rate Risk Futures contracts	(7,270,406)	(4,616,635)
Foreign Exchange Risk Futures contracts	(2,155,014)	3,048,148
	$(16,884,751)	$(4,643,616)

*	Futures contracts are included in net realized gain on Futures Contracts.
**	Futures contracts are included in change in unrealized depreciation on Futures Contracts.

4. RELATED PARTY TRANSACTIONS

INVESTMENT ADVISORY AGREEMENT — The Adviser serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement between the Trust on behalf of each Fund and the Adviser (the “Agreement”). Under the Agreement, Krane is responsible for reviewing, supervising and administering each Fund’s investment program and the general management and administration of the Trust. In addition to these services, to the extent a Fund engages in securities lending, Krane will: (i) determine which securities are available for loan and notify the securities lending agent for a Fund (the “Agent”), (ii) monitor the Agent’s activities to ensure that securities loans are effected in accordance with Krane’s instructions and in accordance with applicable procedures and guidelines adopted by the Board, (iii) make recommendations to the Board regarding the Fund’s participation in securities lending; (iv) prepare appropriate periodic reports for, and seek appropriate periodic approvals from, the Board with respect to securities lending activities, (v) respond to Agent inquiries concerning the Agent’s activities, and (vi) such other related duties as Krane deems necessary or appropriate. The Board of Trustees of the Trust supervises Krane and establishes policies that Krane must follow in its management activities.

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

The Agreement requires the Adviser to pay all operating expenses of the Funds, except: (a) interest and taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes); (b) expenses of the Funds incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions and short sale dividend or interest expense; (c) expenses incurred in connection with any distribution plan adopted by the Trust in compliance with Rule 12b-1 under the Investment Company Act, including distribution fees; (d) “Acquired Fund Fees and Expenses” (as defined by Form N-1A under the Investment Company Act); (e) litigation expenses; (f) the compensation payable to the Adviser under the Agreement; (g) compensation and expenses of the Independent Trustees (including any fees of independent legal counsel to the Independent Trustees); and (h) any expenses determined to be extraordinary expenses by the Board. In addition, under the Agreement, while the fees and expenses related to the Funds’ securities lending-related activities reduce the gross revenues and income of the Funds from such activities, they are not fees and expenses for which Krane is responsible.

Each Agreement provides that each Fund pays a unitary (or unified) fee to the Adviser for advisory and management services provided to the Fund, subject to the exceptions noted herein. In this context, there exists a risk that a Trust service provider will seek recourse against the Trust if it is not timely paid by Krane for the fees and expenses for which it is responsible, which could materially adversely affect the Funds. Pursuant to the Agreement between the Trust and the Adviser, the Funds below pay the Adviser a fee, which is calculated daily and paid monthly, at the following annual rates, based on a percentage of the average daily net assets of each Fund. In addition, as compensation for the services provided by the Adviser in connection with any securities lending-related activities, each Fund pays the Adviser 10% of the monthly investment income received from the investment of cash collateral and loan fees received from borrowers in respect to securities loans (net of any amounts paid to the custodian and/or securities lending agent or rebated to borrowers), included on the Statements of Operations, if any, as “Security Lending Fees”. During the year, none of the Funds engaged in securities lending.

KraneShares Funds	Management Fee
KFA Value Line® Dynamic Core Equity Index ETF	0.55%
KFA Mount Lucas Managed Futures Index Strategy ETF	0.89%

The Adviser bears all of its own costs associated with providing these advisory services.

SUB-ADVISORY AGREEMENTS — 3D/L Capital Management, LLC (“3D/L”) (formerly, Lee Capital Management, LP) serves as the Sub-Adviser of the KFA Value Line® Dynamic Core Equity Index ETF. 3D/L provides non-discretionary sub-advisory services to the Fund, which will includes research and portfolio modeling services related to the Fund’s investments and the monitoring of such investments. For the services 3D/L provides to the Fund, the Adviser pays 3D/L a fee equal to 25% of the Net Revenue received by Krane from the Fund. For any monthly calculation period in which net assets average $150 million or more, Krane will pay 3D/L thirty percent (30%) of the Net Revenue received by Krane from the Fund. Net Revenue is defined for these purposes as gross revenue under Schedule A of the Investment Advisory Agreement minus gross fund-related expenses (including any waiver by Krane of its compensation under the Agreement and any reimbursements by Krane of the Fund’s expenses).

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

Mount Lucas Index Advisers LLC (“MLIA”) serves as the Sub-Adviser of the KFA Mount Lucas Managed Futures Index Strategy ETF. For the services MLIA provides to the Fund, the Adviser pays MLIA a fee equal to 32% of the Net Revenue received by Krane from the Fund. Net Revenue is defined for these purposes as gross revenue under Schedule A of the Investment Advisory Agreement minus gross fund-related expenses (including any waiver by Krane of its compensation under the Agreement and any reimbursements by Krane of the Fund’s expenses).

DISTRIBUTION AGREEMENT — SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments Company, and an affiliate of the Administrator, serves as the Funds’ distributor of Creation Units pursuant to a Distribution Agreement. The Distributor does not maintain any secondary market in Fund shares.

The Trust has adopted a Distribution and Service Plan (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act. In accordance with its Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. For the year ended March 31, 2023, no fees were charged under the Plan, since no such fees are currently paid by the Funds and the Board has not currently approved the commencement of any payments under the Plan. Fees would only be charged under the Plan upon approval by the Board.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT — SEI Investments Global Funds Services (the “Administrator”) serves as the Funds’ Administrator pursuant to an Administration Agreement. BBH serves as the Funds’ Custodian and Transfer Agent pursuant to a Custodian and Transfer Agent Agreement.

5. BASIS FOR CONSOLIDATION FOR THE KFA MOUNT LUCAS MANAGED FUTURES INDEX STRATEGY ETF

The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the KFA Mount Lucas Managed Futures Index Strategy ETF include the accounts of the Fund’s Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation for the Fund. The Subsidiary has a fiscal year end of March 31 for financial statement consolidation purposes.

The Subsidiary is classified as a controlled foreign corporation under the Code. The Subsidiary’s taxable income is included in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

The KFA Mount Lucas Managed Futures Index Strategy ETF’s investment in the Subsidiary may not exceed 25% of the value of its total assets (ignoring any subsequent market appreciation in the Subsidiary’s value), which limitation is imposed by the Code and is measured at the end of each quarter.

A summary of the investments in the Subsidiary is as follows:

KraneShares Funds	Inception Date of Subsidiary	Subsidiary Net Assets at March 31, 2023	% of Total Net Assets at March 31, 2023
KFA MLM Index Subsidiary, Ltd.	December 1, 2020	$57,028,533	20.49%

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

6. INVESTMENT TRANSACTIONS

For the year ended March 31, 2023, the purchases and sales of investments in securities excluding in-kind transactions, long-term U.S. Government and short-term securities were:

KraneShares Funds	Purchases	Sales and Maturities
KFA Value Line® Dynamic Core Equity Index ETF	$44,472,760	$45,360,552
KFA Mount Lucas Managed Futures Index Strategy ETF	141,940,607	166,401,419

For the year ended March 31, 2023, in-kind transactions associated with creations and redemptions were:

KraneShares Funds	Purchases	Sales and Maturities	Realized Gain/ (Loss)
KFA Value Line® Dynamic Core Equity Index ETF	$6,737,519	$4,539,477	$476,345

7. TAX INFORMATION

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. The permanent differences primarily consist of foreign currency translation, redemption in kind, reclass of gains and losses from foreign currency and bond futures, and utilization of earnings and profits on shareholder redemptions. The permanent differences that are credited or charged to paid-in-capital and distributable earnings are redemption-in-kind transactions and utilization of earnings and profits on shareholder redemptions. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings (loss) or paid-in capital, as appropriate, in the period that the differences arise.

KraneShares Funds	Distributable Earnings/(Loss)	Paid-in Capital
KFA Value Line® Dynamic Core Equity Index ETF	$(467,449)	$467,449

The tax character of dividends and distributions paid during the years or periods ended March 31, 2023 and March 31, 2022 were as follows:

KraneShares Funds	Ordinary Income	Long-Term Capital Gain	Totals
KFA Value Line® Dynamic Core Equity Index ETF
2023	$1,085,154	$640,311	$1,725,465
2022	3,026,746	—	3,026,746
KFA Mount Lucas Managed Futures Index Strategy ETF
2023	$22,793,108	$11,729,167	$34,522,275
2022	2,162,295	43,456	2,205,751

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

As of March 31, 2023, the components of tax basis distributable earnings (accumulated losses) were as follows:

	KFA Value Line® Dynamic Core Equity Index ETF	KFA Mount Lucas Managed Futures Index Strategy ETF
Undistributed Ordinary Income	$93,986	$—
Undistributed Long-Term Capital Gain	308,656	—
Post October Losses	—	(22,963,882)
Qualified Late-Year Loss Deferrals	—	(15,213,581)
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	322,782	(10,778,244)
Other Temporary Differences	(88,144)	1,173,602
Total Distributable Earnings/(Loss)	$637,280	$(47,782,105)

Qualified late year ordinary and Post-October capital losses represent losses realized from January 1, 2023 through March 31, 2023 and November 1, 2022 through March 31, 2023, respectively, that in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

The Funds did not have capital loss carryforwards.

The differences between book and tax-basis unrealized appreciation and depreciation are attributable primarily to the tax deferral of losses on wash sales. The federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at March 31, 2023, were as follows:

KraneShares Funds	Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
KFA Value Line® Dynamic Core Equity Index ETF	$30,893,501	$1,640,058	$(1,317,276)	$322,782
KFA Mount Lucas Managed Futures Index Strategy ETF	198,416,672	15,667	(10,793,911)	(10,778,244)

8. CONCENTRATION OF RISKS

As with all ETFs, shareholders of the Funds are subject to the risk that their investment could lose money. Each Fund is subject to certain of the principal risks noted below, any of which may adversely affect a Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. A more complete description of principal risks is included in each Fund’s prospectus under the heading “Principal Risks”.

CONCENTRATION RISK — Because the Funds’ assets are expected to be concentrated in an industry or group of industries, to the extent that the Underlying Index concentrates in a particular industry or group of industries, each Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

these or other developments. Depending on the composition of each Fund’s Underlying Index (as applicable), the Fund may be subject to principal risks, as outlined in each Fund’s prospectus. Each Fund may have significant exposure to other industries or sectors.

CURRENCY RISK — The Funds’ assets will be invested in instruments denominated in foreign currencies and the income received by the Fund may be in foreign currencies. The Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market at the time the Fund wishes to enter into the transaction, or through forward, futures or options contracts to purchase or sell foreign currencies.

The Fund’s NAV is determined on the basis of the U.S. dollar. The Fund may therefore lose value if the local currency of a foreign investment depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Currency exchange rates can be very volatile and can change quickly and unpredictably, which may adversely affect the Fund. The Fund may also be subject to delays in converting or transferring U.S. dollars to foreign currencies and vice versa. This may adversely affect the Fund’s performance over time.

DERIVATIVES RISK — The use of derivatives (including swaps, futures, forwards, structured notes and options) may involve leverage, which includes risks that are different from, and greater than, the risks associated with investing directly in a reference asset, because a small investment in a derivative can result in a large impact on the Fund and may cause the Fund to be more volatile. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the derivative and that of the reference asset, resulting in unexpected returns that could materially adversely affect the Fund. Certain derivatives (such as swaps and options) are bi-lateral agreements that expose the Fund to counterparty risk, which is the risk of loss in the event that the counterparty to an agreement fails to make required payments or otherwise comply with the terms of derivative. In that case, the Fund may suffer losses potentially equal to, or greater than, the full value of the derivative if the counterparty fails to perform its obligations. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are exchange traded or centrally cleared. Counterparty risks are compounded by the fact that there are only a limited number of ways available to invest in certain reference assets and, therefore, there may be few counterparties to swaps or options based on those reference assets. Many derivatives are subject to segregation requirements that require the Fund to segregate the market or notional value of the derivatives, which could impede the portfolio management of the Fund.

EQUITY SECURITIES RISK — The values of equity securities are subject to factors such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities are subject to volatile changes in value and their values may be more volatile than other asset classes. In the event of liquidation, equity securities are generally subordinate in rank to debt and other securities of the same issuer.

FUTURES STRATEGY RISK — The use of futures contracts is subject to special risk considerations. The primary risks associated with the use of futures contracts include: (a) an imperfect correlation between the change in market value of the reference asset and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close

Notes to Financial Statements/Notes to Consolidated Financial Statements (continued)

a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the inability to predict correctly the direction of market prices, interest rates, currency exchange rates and other economic factors; and (e) if the Fund has insufficient cash, it may have to sell securities or financial instruments from its portfolio to meet daily variation margin requirements, which may lead to the Fund selling securities or financial instruments at a loss.

LIQUIDITY RISK — The Funds’ investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell at a reasonable time or price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. Liquidity risk may be the result of, among other things, market turmoil, the reduced number and capacity of traditional market participants, or the lack of an active trading market. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the U.S. Liquid investments may become less liquid after being purchased by the Fund, particularly during periods of market stress. If a number of securities held by the Fund halt trading, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt.

MARKET RISK — The values of the Funds’ holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors could cause volatility in global financial markets, negative sentiment and higher levels of Fund redemptions, which could have a negative impact on the Fund and could result in losses. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. Further, the Funds are susceptible to the risk that certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may cause the Funds’ investments to become less liquid and subject to erratic price movements. Such market developments may also cause the Funds to encounter difficulties in timely honoring redemptions, especially if market events cause an increased incidence of shareholder redemptions.

NON-DIVERSIFIED FUND RISK — Because a Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

PASSIVE INVESTMENT RISK — The Funds are not actively managed, do not seek to “beat” the Underlying Index and do not take temporary defensive positions when markets decline. Therefore, the Funds may not sell a security due to current or projected underperformance of a security, industry or sector. There is no guarantee that the Underlying Index will create the desired exposure. The Underlying Index may not contain an appropriate mix of securities, but the Funds’ investment objective and principal investment strategies impose limits on the Funds’ ability to invest in securities not included in the Underlying Index.

Notes to Financial Statements/Notes to Consolidated Financial Statements (concluded)

VALUATION RISK — Independent market quotations for certain investments held by the Funds may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that a Fund may not be able to sell an investment at the price assigned to the investment by the Fund. In addition, the securities in which the Funds invest may trade on days that the Funds do not price their shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their Fund holdings.

9. OTHER

At March 31, 2023, all shares issued by the Funds were in Creation Unit aggregations to Authorized Participants through primary market transactions (e.g., transactions directly with the Funds). However, the individual shares that make up those Creation Units are traded on the Exchange (e.g., secondary market transactions). Some of those individual shares have been bought and sold by persons that are not Authorized Participants. Each Authorized Participant has entered into an agreement with the Funds’ Distributor.

10. INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

11. SUBSEQUENT EVENTS

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of the date the financial statements were issued.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
KraneShares Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities and the consolidated statement of assets and liabilities of the funds listed in the Appendix, two of the funds comprising KraneShares Trust (collectively, the Funds), including the schedule of investments and the consolidated schedule of investments, as of March 31, 2023, the related statement of operations and consolidated statement of operations for the year then ended, the statement of changes in net assets and consolidated statement of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights and consolidated financial highlights for each of the years or periods in the three-year period listed in the Appendix. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period listed in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more KraneShares investment companies since 2017.

Philadelphia, Pennsylvania
May 29, 2023

Report of Independent Registered Public Accounting Firm (concluded)

Appendix

KFA Value Line® Dynamic Core Equity Index ETF
Schedule of investments as of March 31, 2023

Statement of assets and liabilities as of March 31, 2023
Statement of operations for the year ended March 31, 2023

Statements of changes in net assets for each of the years in the two-year period ended March 31, 2023

Financial highlights for each of the years in the two-year period ended March 31, 2023 and the period from November 23, 2020 (commencement of operations) through March 31, 2021

KFA Mount Lucas Managed Futures Index Strategy ETF
Consolidated schedule of investments as of March 31, 2023

Consolidated statement of assets and liabilities as of March 31, 2023
Consolidated statement of operations for the year ended March 31, 2023

Consolidated statements of changes in net assets for each of the years in the two-year period ended March 31, 2023

Consolidated financial highlights for each of the years in the two-year period ended March 31, 2023 and the period from December 1, 2020 (commencement of operations) through March 31, 2021

Trustees and Officers of the Trust (Unaudited)

March 31, 2023

Set forth below are the names, addresses, years of birth, positions with the Trust, terms of office and lengths of time served; the principal occupations for the last five years; number of Funds in fund complex overseen; and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge, upon request, by calling 1-855-857-2638. The following chart lists Trustees and Officers as of March 31, 2023.

			Number of	Other
	Position(s)		Funds in Trust	Directorships
Name, Address	Held	Principal Occupation(s)	Overseen by	Held by
(Year of Birth)	with Trust	During the Past 5 Years	Trustee	Trustees
Interested Trustee[1]

Jonathan Krane[2] (1968) 280 Park Avenue 32nd Floor New York, New York, 10017	Trustee and Chairman of the Board, No set term; served since 2012	Chief Executive Officer of Krane Funds Advisors, LLC from 2011 to present. Chief Executive Officer of Krane Portfolio Advisors, LLC from 2018 to present. Principal of Krane Capital LLC from 2009 to 2011.	38	None

Independent Trustees[1]

Patrick P. Campo (1970) 280 Park Avenue 32nd Floor New York, New York, 10017	Trustee, No set term; served since 2017	From 2019 to present, Director of Research and from 2013 to 2019 Director of Long Short Equity, Titan Advisors.	38	None

John Ferguson (1966) 280 Park Avenue 32nd Floor New York, New York, 10017	Trustee, No set term; served since 2012	Chief Operating Officer of Shrewsbury River Capital from 2017 to 2020. Chief Operating Officer of Kang Global Investors LP (hedge fund adviser) from 2014 to 2016. President of Alden Global Capital, LLC (hedge fund adviser) from 2012 to 2014 (formerly, Chief Operating Officer from 2011 to 2012). Senior Managing Director and Chief Operating Officer of K2 Advisors, LLC from 2005 to 2011.	38	None

Trustees and Officers of the Trust (Unaudited) (continued)

March 31, 2023

			Number of	Other
	Position(s)		Funds in Trust	Directorships
Name, Address	Held	Principal Occupation(s)	Overseen by	Held by
(Year of Birth)	with Trust	During the Past 5 Years	Trustee	Trustees
Independent Trustees[1]

Matthew Stroyman (1968) 280 Park Avenue 32nd Floor New York, New York, 10017	Trustee, No set term; served since 2012	Founder and President of BlackRidge Ventures from 2018 to present (principal investment activities and strategic advisory services in a variety of industries to clients and partners that include institutional investment firms, family offices and high net-worth individuals). Co-Founder, President and Chief Operating Officer of Arcturus (real estate asset and investment management services firm) from 2007 to 2017.	38	None

			Number of	Other
	Position(s)		Funds in Trust	Directorships
Name, Address	Held	Principal Occupation(s)	Overseen by	Held by
(Year of Birth)	with Trust	During the Past 5 Years	Trustee	Trustees
Officers[1]

Jonathan Krane (1968) 280 Park Avenue 32nd Floor New York, New York, 10017	Principal Executive Officer and Principal Financial Officer, No set term; served since 2012	Chief Executive Officer of Krane Funds Advisors, LLC from 2011 to present. Chief Executive Officer of Krane Portfolio Advisors, LLC from 2018 to present. Principal of Krane Capital LLC from 2009 to 2011.	38	None

Jennifer Tarleton (formerly Krane) (1966) 280 Park Avenue 32nd Floor New York, New York, 10017	Vice President and Secretary, No set term; served since 2012	Vice President of Krane Funds Advisors, LLC from 2011 to present.	38	None

Trustees and Officers of the Trust (Unaudited) (concluded)

March 31, 2023

			Number of	Other
	Position(s)		Funds in Trust	Directorships
Name, Address	Held	Principal Occupation(s)	Overseen by	Held by
(Year of Birth)	with Trust	During the Past 5 Years	Trustee	Trustees
Officers[1]

Michael Quain (1957) 280 Park Avenue 32nd Floor New York, New York, 10017	Chief Compliance Officer and AntiMoney Laundering Officer, No Set Term; served since 2015	Principal/President of Quain Compliance Consulting, LLC from 2014 to present. First Vice President of Aberdeen Asset Management Inc. from May 2013 to September 2013.	38	None

Eric Olsen (1970) SEI Investments Company One Freedom Valley Drive Oaks, PA 19456	Assistant Treasurer, No set term; served since 2021	Director of Accounting, SEI Investments Global Fund Services (March 2021 to present); Deputy Head of Fund Operations, Traditional Assets, Aberdeen Standard Investments (August 2013 to February 2021).	38	None

David Adelman (1964) 280 Park Avenue 32nd Floor New York, New York, 10017	Assistant Secretary, No set term; served since 2021	Managing Director and the General Counsel, Krane Fund Advisors, LLC from 2021. Partner, Reed Smith LLP from 2015 to 2021.	38	None

Jonathan Shelon (1974) 280 Park Avenue 32nd Floor New York, New York, 10017	Assistant Secretary, No set term; served since 2019	Chief Operating Officer, Krane Funds Advisors, LLC from 2015 to present. Chief Operating Officer, CICC Wealth Management (USA) LLC from 2018 to present. Chief Investment Officer of Specialized Strategies, J.P. Morgan from 2011 to 2015.	38	None

1	Each Trustee serves until his or her successor is duly elected or appointed and qualified.
2	Mr. Krane is an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his ownership and controlling interest in the Adviser.

Disclosure of Fund Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage expenses; and (2) ongoing costs. All Exchange Traded Funds (“ETFs”) have operating expenses. As a shareholder of an ETF, your investment is affected by these ongoing costs, which include (among others) costs for ETF management, administrative services, commissions, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns. In addition, a shareholder is responsible for brokerage fees as a result of their investment in the Fund.

Operating expenses such as these are deducted from an ETF’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the ETF’s average net assets; this percentage is known as the ETF’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2022 to March 31, 2023).

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including brokerage commissions on the purchases and sale of Fund shares. Therefore, the expense examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs had been included, your costs would have been higher.

Disclosure of Fund Expenses (Unaudited) (concluded)

	Beginning Account Value 10/1/2022	Ending Account Value 3/31/2023	Annualized Expense Ratios	Expenses Paid During Period(1)
KFA Value Line® Dynamic Core Equity Index ETF
Actual Fund Return	$1,000.00	$1,179.00	0.56%	$3.04
Hypothetical 5% Return	1,000.00	1,022.14	0.56	2.82

KFA Mount Lucas Managed Futures Index Strategy ETF
Actual Fund Return	$1,000.00	$878.70	0.90%	$4.22
Hypothetical 5% Return	1,000.00	1,020.44	0.90	4.53

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period) unless otherwise indicated.

Notice To Shareholders (Unaudited)

For shareholders that do not have a March 31, 2023 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2023 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended March 31, 2023, the Funds are designating the following items with regard to distributions paid during the year.

Return of Capital(1)	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(2)	Qualifying Dividend Income(3)	U.S. Government Interest(4)	Interest Related Dividends(5)	Short Term Capital Gain Dividends(6)	Foreign Tax Credit
KFA Value Line® Dynamic Core Equity Index ETF
0.00%	40.89%	59.11%	100.00%	72.81%	72.38%	0.00%	0.07%	100.00%	0.00%
KFA Mount Lucas Managed Futures Index Strategy ETF
0.00%	45.79%	54.21%	100.00%	0.38%	0.38%	17.42%	17.15%	0.00%	0.00%

(1)	Return of capital is a payment received from the fund that is not considered to be taxable income. The return of capital distribution is considered to be a return of the investor’s original investment and reduces the investor’s cost basis in the fund.
(2)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).
(3)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.
(4)	“U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.
(5)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distributions that is exempt from U.S. withholding tax when paid for foreign investors.
(6)	The percentage in this column represents the amount of “Short Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distributions that is exempt from U.S. withholding tax when paid for foreign investors.

Supplemental Information (Unaudited)

Net asset value, or “NAV”, is the price per Share at which the Funds issue and redeem Shares to Authorized Participants. It is calculated in accordance with the policies described in Note 2 in Notes to Financial Statements. The “Market Price” of the Funds generally is determined using the closing price on the stock exchange on which the Shares of the Funds are listed for trading. The Funds’ Market Price may be at, above or below their NAV. The NAV of the Funds will fluctuate with changes in the market value of their holdings. The Market Price of the Funds will fluctuate in accordance with changes in their NAV, as well as market supply and demand of Fund Shares.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Funds on a given day, generally at the time NAV is calculated. A premium is the amount that the Funds are trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Funds are trading below the reported NAV, expressed as a percentage of the NAV. Shareholders may pay more than NAV when they buy Fund Shares and receive less than NAV when they sell those Shares, because Shares are bought and sold at Market Price.

Further information regarding premiums and discounts is available on the Funds’ website at http:// kfafunds.com. The premium and discount information contained on the website represents past performance and cannot be used to predict future results.

KraneShares Trust:

280 Park Avenue 32nd Floor
New York, NY 10017
1-855-857-2638
http://kfafunds.com

Investment Adviser:

Krane Funds Advisors, LLC

280 Park Avenue 32nd Floor

New York, NY 10017

Sub-Adviser:

3D/L Capital Management, LLC

100 Constitution Plaza, Suite 700

Hartford, CT 06103

Sub-Adviser:

Mount Lucas Index Advisers, LLC

405 South State Street

Newtown, PA, 18940

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Independent Registered Public Accounting Firm:

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

KraneShares Trust:

280 Park Avenue, 32nd Floor

New York, NY 10017

KRS-AR-002-0400

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, and any person who performs a similar function. During the period covered by the report, there were no amendments to the code of ethics, and the Registrant did not grant any waivers from a provision of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert, John Ferguson, is an independent trustee as defined in Form N-CSR Item 3 (a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		2023			2022
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$751,300	$0	N/A	$623,800	$0	N/A
(b)	Audit-Related Fees	$0	$0	N/A	$0	$0	N/A
(c)	Tax Fees(1)	$130,900	$0	N/A	$112,157	$0	N/A
(d)	All Other Fees	$6,531	$0	N/A	$0	$0	N/A

Notes:

(1) These services included tax return preparation and tax compliance for the Funds.

(e)(1) Pursuant to the requirements of the Sarbanes-Oxley Act of 2002, the SEC adopted Rule 2-01 under Regulation S-X, which, among other things, requires a fund’s audit committee to pre-approve certain audit and non-audit services that are provided by its independent auditors in order to ensure the auditors’ independence. The Registrant’s Board of Trustees has established an Audit Committee that has been charged with, among other things, assisting the Board of Trustees in its oversight of: the Registrant’s independent auditors; preapproving all audit and non-audit services provided by the Registrant’s independent auditors; the integrity of the Funds’ financial statements; the independent auditors’ qualifications and independence; and the use of appropriate accounting principles.

(e)(2) Percentage of fees billed applicable to non-audit services approved pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows for KPMG:

	2023	2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by KPMG for the last two fiscal years were $0 and $0, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of the Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i) Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j) Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5. Audit Committee of Listed Registrants.

(a) The Registrant has a separately-designated standing Audit Committee, which is composed of the Registrant’s Independent Trustees, Messrs. Patrick Campo, John Ferguson and Matthew Stroyman.

(b) Not applicable.

Item 6. Investments.

(a) The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) A certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), is filed herewith.

(a)(3) Not applicable to the Registrant.

(a)(4) Not applicable to the Registrant.

(b) Officer certification filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	KraneShares Trust

By (Signature and Title)	/s/ Jonathan Krane
Jonathan Krane
Principal Executive Officer

Date: June 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jonathan Krane
Jonathan Krane
Principal Executive Officer

Date: June 9, 2023

By (Signature and Title)	/s/ Jonathan Krane
Jonathan Krane
Principal Financial Officer

Date: June 9, 2023